Exhibit 99.1

Per-Se Technologies Announces Receipt of Noncompliance Notification
From Nasdaq

    ATLANTA--(BUSINESS WIRE)--April 5, 2004--Per-Se Technologies, Inc. (Nasdaq: PSTI) announced today that the Company has received a notification from the Nasdaq Listing Qualifications Department that states that the Company is not in compliance with NASD Marketplace Rule 4310(c)(14). The Company expected to receive the notification because of the delay in filing its 2003 annual report on Form 10-K with the U.S. Securities and Exchange Commission (SEC). The notification begins a process that includes an avenue for appeals, which the Company will follow.
    The notification states that unless the Company requests an appeals hearing on the matter before a Nasdaq Listing Qualification Panel (the Panel) the Company's shares will be delisted from The Nasdaq National Market (Nasdaq) at the opening of business on April 13, 2004. The Company is in the process of requesting the hearing. Under NASD Marketplace Rules, the hearing request will stay the delisting process pending the Panel's decision. During this process, the Company's shares will continue to trade on Nasdaq but its trading symbol will change from PSTI to PSTIE as of the opening of trading on April 5, 2004. The Company's delay in filing its Form 10-K is the only listing deficiency cited in the notification.
    Once the Company's 2003 annual report on Form 10-K is filed with the SEC, the Company expects to be compliant with Nasdaq listing standards.

    About Per-Se Technologies

    Per-Se Technologies (Nasdaq: PSTI) is the leader in Connective Healthcare. Connective Healthcare solutions from Per-Se enable physicians and hospitals to achieve their income potential by creating an environment that streamlines and simplifies the complex administrative burden of providing healthcare. Per-Se's Connective Healthcare solutions help reduce administrative expenses, increase revenue and accelerate the movement of funds to benefit providers, payers and patients. More information is available at www.per-se.com.

    Safe Harbor Statement

    This Press Release contains statements that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this Press Release include the intent, belief or current expectations of the Company and members of its management team with respect to the filing of the Company's 2003 annual report on Form 10-K and its listing on Nasdaq as well as the assumptions upon which such statements are based. Forward-looking statements include specifically, but are not limited to, the expectation that the Company will appeal its Nasdaq delisting notification, that once the Form 10-K is filed that the Company will be compliant with Nasdaq listing requirements, and that the Company's shares will not be delisted from Nasdaq. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Press Release include, but are not limited to failure to file a Nasdaq delisting appeal, failure to file the 10-K before Nasdaq delisting occurs, and failure to continue its common stock's listing on Nasdaq. Additional factors that would cause actual results to differ materially from those contemplated within this Press Release can also be found in the Company's Safe Harbor Compliance Statement included in the Company's Form 10-Q for the quarter ended September 30, 2003 and Form 10-K for the year ended December 31, 2002. The Company disclaims any responsibility to update any forward-looking statements.

    CONTACT: Per-Se Technologies, Atlanta
             Company Contact
             Michele Howard, 770/444-5603
             michele.howard@per-se.com
                 or
             Manning Selvage & Lee
             Media Contact
             Shannon Whalen, 404/870-6835
             shannon.whalen@mslpr.com